FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED
                        REVOLVING CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (hereinafter called this "AMENDMENT") is entered into effective as of August 11, 2000 (the "EFFECTIVE DATE"), among (a) TRICO MARINE OPERATORS, INC. ("MARINE OPERATORS"), a Louisiana corporation, TRICO MARINE ASSETS, INC. ("MARINE ASSETS"), a Delaware corporation (each of Marine Operators and Marine Assets a "BORROWER" and, collectively "BORROWERS"),
(b) TRICO MARINE SERVICES, INC. ("PARENT"), a Delaware corporation, (c) the financial institutions listed on SCHEDULE 1.1 of the Agreement (hereinafter described) and such other financial institutions as may become parties to the Agreement from time to time (individually a "BANK" and collectively the "BANKS"), (d) WELLS FARGO BANK, N.A., as issuing bank ("ISSUING BANK"), and
(e) WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION (successor by consolidation to Wells Fargo Bank (Texas), National Association), as administrative agent for itself, the Issuing Bank and such financial institutions ("ADMINISTRATIVE AGENT"), CHRISTIANIA BANK OG KREDITKASSE ASA, New York Branch, as documentation agent for itself and such financial institutions ("DOCUMENTATION AGENT") (collectively "AGENTS" and/or "ARRANGERS").

                           W I T N E S S E T H:

     WHEREAS, the Borrowers, the Parent, the Banks, the Issuing Bank, the Documentation Agent and the Administrative Agent entered into a Third Amended and Restated Revolving Credit Agreement dated as of July 19, 1999 (hereinafter called the " RESTATED AGREEMENT"), whereby, upon the terms and conditions therein stated, the Banks and the Issuing Bank agreed to make available to the Borrowers a credit facility upon the terms and conditions set forth in the Agreement; and

     WHEREAS, the Borrowers, the Parent, the Banks, the Issuing Bank, the Documentation Agent and the Administrative Agent entered into (i) a First Amendment to Third Amended and Restated Revolving Credit Agreement dated as of September 30, 1999 (the "FIRST AMENDMENT"), (ii) a Second Amendment to Third Amended and Restated Revolving Credit Agreement dated as of December 31, 1999 (the "SECOND AMENDMENT"), (iii) a Third Amendment to Third Amended and Restated Revolving Credit Agreement dated as of March 31, 2000 (the "THIRD AMENDMENT"), and (iv) a Limited Waiver and Consent dated June 16, 2000 (the "CONSENT"); and

     WHEREAS, the Restated Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, and Consent is hereinafter called the "AGREEMENT"; and

     WHEREAS, the Company has requested that the Banks, the Issuing Bank and the Agents agree to certain amendments to the Agreement;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

     SECTION 1. TERMS DEFINED IN AGREEMENT. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

     SECTION 2. AMENDMENTS TO AGREEMENT.   The  Agreement hereby is amended
as follows:

          (a) SECTION 1.1 of the Agreement hereby is amended by adding the following definition thereto in alphabetical order:

     "NON-REDEEMABLE COMMON STOCK. Common stock issued by Parent provided that neither Parent or any Affiliate of Parent has any obligation to redeem or purchase such stock or to exchange such stock for, or convert such stock to, whether such obligation arises pursuant to the terms of such stock or of any agreement relating hereto or otherwise and whether or not such obligation exists in all circumstances or only upon the occurrence of a particular event or condition or upon the passage of time or otherwise."

          (b) SECTION 1.1 of the Agreement hereby is further amended by deleting the definition of "Pricing Grid" therefrom and substituting the following definition in lieu thereof:

     "PRICING GRID. The annualized rates (stated in terms of basis points ("bps")) set forth below for the Applicable Margin and Commitment Fee based upon the Leverage Ratio computed at the end of the immediately preceding quarter and the Usage (defined below) as follows:


LEVEL             Leverage Ratio          BASE RATE LOAN          EUROCURRENCY RATE          COMMITMENT
                                             (BPS)                    LOAN (BPS)              FEE (BPS)

  I               less than 1.75x             25.0                      125.0                   25.0
 II           1.75x or more but less          25.0                      150.0                   25.0
                    than 2.25x
 III          2.25x or more but less          37.5                      175.0                   37.5
                    than 2.75x
 IV           2.75x or more but less          37.5                      200.0                   37.5
                    than 3.25x
  V           3.25x or more but less          50.0                      225.0                   50.0
                    than 4.50x
 VI           4.50x or more but less          50.0                      250.0                   50.0
                    than 6.00x
 VII             6.00x or greater             75.0                      300.0                   50.0

     The Applicable Margin and the Commitment Fee shall be determined for each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin or Commitment Fee, as applicable, shall be the applicable percentage set forth on the Pricing Grid with respect to the Leverage Ratio, calculated on a Pro Forma Basis, if applicable, as of the end of the fiscal quarter of the Borrowers immediately preceding the date of the Compliance Certificate relating to such Adjustment Date. If the Borrower shall fail to deliver any Compliance Certificate pursuant to <section>8.4(c) hereof, then, for the period commencing on the date such Compliance Certificate was due pursuant to <section>8.4(c) through the Adjustment Date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin and the Commitment Fee shall be that corresponding to Level VII of the Pricing Grid. Notwithstanding the foregoing, the Applicable Margin and Commitment Fee shall be set at Level VII from the Closing Date until the first Adjustment Date occurring after the Closing Date."

          (b) Effective as of June 30, 2000, SECTION 8.4 of the Agreement hereby is amended by deleting SUBSECTION 8.4(F) therefrom and substituting the following SUBSECTION 8.4(F) in lieu thereof:

     "(f) on January 31 of each calendar year, or more frequently as determined by the Majority Banks, the Borrowers will, at their own expense, obtain and deliver to the Administrative Agent and the Banks appraisal reports in form and substance and from appraisers reasonably satisfactory to the Administrative Agent (each such report herein, an "Appraisal"), stating the then current fair market values of the Vessels subject to a Vessel Mortgage, PROVIDED, THAT, (i) the Administrative Agent may, upon notice to the Borrowers, obtain such Appraisals and the cost of such Appraisals shall be paid by the Borrowers and (ii) unless a Default or Event of Default shall have occurred and be continuing, the Borrowers shall not be obligated to pay for more than two Appraisals during any one calendar year; and"

          (c) SECTION 9.1(F) of the Agreement hereby is amended by deleting SUBSECTION 9.1(F)(V) therefrom and substituting the following SUBSECTION 9.1(F)(V) in lieu thereof:

     "(v) such Indebtedness is on terms and conditions (including, without limitation, terms relating to interest rate, covenants, defaults, mandatory prepayments and the ability of such Subsidiary to make dividends or loans to the Parent or the Borrowers) not materially more onerous to the Parent, the Borrower or such Subsidiary than the Indebtedness set forth on
     SCHEDULE 9.1 being refinanced, PROVIDED, HOWEVER, the interest rate, prepayment and repayment provisions and covenants of Indebtedness set forth on SCHEDULE 9.1 owed by any Norwegian Subsidiary may be modified so long as (A) the ability of Trico Shipping and any other Norwegian Subsidiary to make dividends, distributions or loans to Parent or Borrowers is not more onerous than that with respect to the Indebtedness set forth on SCHEDULE
     9.1 owed by the Norwegian Subsidiaries, and (B) such Indebtedness is not guaranteed by Parent, Borrowers or any other Subsidiary of Parent (other than Trico Supply) and none of Parent, Borrowers or any other Subsidiary of Parent (other than Trico Shipping and Trico Supply) has any liability or obligation with respect thereto,"

          (d) SECTION 9.2 of the Agreement hereby is amended by deleting SUBSECTION 9.2(X), therefrom and substituting the following SUBSECTION 9.2(X) in lieu thereof:

     "(x) liens on Property owned by the Norwegian Subsidiaries securing Indebtedness under the loan agreement dated June 23, 1998 and the loan agreement dated April 18, 2000 set forth on
     SCHEDULE 9.1 (including any refinancings thereof permitted under SECTION 9.1(F))."

          (e) SECTION 9.5.2 of the Agreement hereby is amended by deleting SUBSECTIONS 9.5.2(II) and 9.5.2 (IV) therefrom and substituting the following SUBSECTIONS 9.5.2(II) and 9.5.2 (IV) in lieu thereof:

     "(ii) the aggregate fair market value of all such assets sold or otherwise disposed of by the Borrowers or Parent shall not exceed an amount equal to $3,000,000 in any single transaction or $10,000,000 in the aggregate during the term of this Agreement, PROVIDED, HOWEVER, the fair market value of all assets sold or otherwise disposed of by the Norwegian Subsidiaries shall not be included for purposes of determining the aggregate fair market value of assets sold or otherwise disposed of pursuant to this subsection (ii); and"

     "(iv) the Borrowers shall use the net proceeds of such sale or disposition (excluding the net proceeds of any sale or disposition of assets owned by the Norwegian Subsidiaries) to prepay the principal balance of the Loans, unpaid Reimbursement Obligations and Reimbursement Obligations in the order and in the manner set forth in
     SECTION 2.13 hereof if such disposition of assets would otherwise result in a violation of SECTION 10.4 hereof."

          (f) SECTION 9.15 of the Agreement hereby is amended by deleting the period (".") at the end of SECTION 9.15 and substituting the following in lieu thereof:

     ", PROVIDED, HOWEVER, so long as no Default or Event of Default shall then exist or will result therefrom, the Parent may prepay the Senior Notes with net cash proceeds from the issuance of Non-Redeemable Common Stock or the redemption of the Senior Notes in exchange for Non-Redeemable Common Stock."

          (g) Effective as of June 30, 2000, SECTION 10.6 of the Agreement hereby is deleted therefrom in its entirety.

          (h)  SCHEDULE 1.1 to  the Agreement hereby is amended by deleting
SCHEDULE 1.1 therefrom and substituting SCHEDULE 1.1 hereto attached in lieu thereof.

          (i) SCHEDULE 9.1 to the Agreement hereby is amended by adding the Indebtedness described on SCHEDULE 9.1 hereto attached thereto.

     SECTION 3. ASSIGNMENT, ASSUMPTION AND COMMITMENT REDUCTION.

          (a) (i) Before giving effect to this Amendment, the Commitment, outstanding Loans, risk relating to outstanding Letters of Credit and Commitment Percentage of each of the Banks, respectively, are set forth on
SCHEDULE 3(A)(I) attached hereto. With effect on and after the Effective Date, Hibernia National Bank (the "ASSIGNOR") hereby sells, transfers and assigns to each of the other Banks (each an "ASSIGNEE" collectively, the "ASSIGNEES") in equal percentage shares, without representation, warranty or recourse (except as expressly provided in this SECTION 3), and the Assignees hereby purchase, assume and undertake from the Assignor, one hundred percent (100%) of the Assignor's Commitment Percentage, the outstanding Loans owing to the Assignor, the Assignor's risk relating to Letters of Credit and all related rights, benefits, obligations, liabilities, security interests, liens and indemnities of the Assignor under and in connection with the Agreement and the other Loan Documents.

               (ii) Simultaneously with the assignment described herein in SUBSECTION 3(A)(I), the Total Commitment shall be reduced from $52,500,000 to $45,000,000.

               (iii) After giving effect to this Amendment on the Effective Date, the Commitment Percentage of the Assignor shall be 0% and the Commitment, outstanding Loans, and risk relating to Letters of Credit, Letter of Credit Applications relating thereto and Letter of Credit Participations of the Assignor shall be $0. After giving effect to this Amendment on the Effective Date, the Commitment Percentage, Commitment, outstanding Loans, and risk relating to Letters of Credit, Letter of Credit Applications and Letter of Credit Participations of each Assignee shall be as set forth on SCHEDULE 3(A)(III) attached hereto.

          (b) ASSIGNOR'S REPRESENTATIONS AND WARRANTIES. The Assignor (i) represents and warrants that (A) it is legally authorized to enter into this Agreement, and (B) as of the date hereof (and without giving effect to assignments thereof which have not yet become effective), its Commitment, share of outstanding Loans, participating interest in the risk relating to any outstanding Letters of Credit and Commitment Percentage is as set forth on SCHEDULE 3(A)(I) hereto attached, (ii) makes no representations or warranties, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant thereto or the attachment, perfection or priority of any security interest or mortgage, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder free and clear of any claim or encumbrance created by it; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Parent, either of the Borrowers, any Guarantor, or any of the Parent's other Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Parent, either of the Borrowers, any Guarantor, or any of the Parent's other Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations or any of its obligations under the Agreement or any of the other Loan Documents or any other instrument or document delivered or executed pursuant thereto; and (iv) agrees to deliver to the Borrowers, promptly after the Effective Date, the Note delivered to it under the Agreement.

          (c) ASSIGNEES' REPRESENTATIONS AND WARRANTIES. Each Assignee represents and warrants that (i) it is duly and legally authorized to enter into this Amendment, (ii) the execution, delivery and performance of this Amendment do not conflict with any provision of law or of the charter or by-laws of the Assignee, or of any agreement binding on the Assignee, and
(iii) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Amendment, and to render the same the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms, have been done and performed and have occurred in compliance with all applicable laws.

          (d) PARTIES TO CREDIT AGREEMENT. From and after the Effective Date, the Assignor shall relinquish its rights and be released from its obligations under the Agreement; PROVIDED, HOWEVER, that, notwithstanding anything to the contrary contained herein, the provisions of SECTIONS 16 and 17 of the Agreement shall survive the Effective Date for the benefit of the Assignor.

     SECTION 4 CONDITIONS OF EFFECTIVENESS.

          (a) The Administrative Agent, the Issuing Bank and the Banks have relied upon the representations and warranties in this Amendment in agreeing to the amendments to the Agreement set forth herein and the amendments to the Agreement set forth herein are conditioned upon and subject to the accuracy of each and every representation and warranty of each of the Borrowers and the Parent made or referred to herein, and performance by each of the Borrowers and the Parent of its obligations to be performed under the Agreement on or before the date of this Amendment (except to the extent amended herein).

          (b) The amendments to the Agreement set forth herein are further conditioned upon the Borrowers having paid all accrued and unpaid legal fees and expenses referred to in SECTION 16 of the Agreement and SECTION 8 hereof.

          (c) This Agreement shall be effective as of the date first written above (provided that the amendments to Section 8.4 and Section 10.6 of the Agreement shall be effective as of June 30, 2000) when the conditions in this SECTION 4 have been satisfied and when the Administrative Agent shall have received (i) this Amendment, executed by the Borrowers, the Parent and the Banks, and (ii) a favorable opinion addressed to the Banks and the Administrative Agent, from Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel to the Borrowers and the Parent.

     SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS AND PARENT. The Borrowers and Parent jointly and severally represent and warrant to the Administrative Agent, the Issuing Bank and each Bank, with full knowledge that the Administrative Agent, the Issuing Bank and each Bank is relying on the following representations and warranties in executing this Amendment, as follows:

          (a) Each of the Borrowers and the Parent has corporate power and authority to execute, deliver and perform this Amendment, and all corporate action on the part of each of the Borrowers and the Parent requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken. Each of the undersigned officers of the Borrowers and the Parent executing this Amendment represent and warrant that he has full power and authority to execute and deliver this Amendment on behalf of the Borrowers and the Parent respectively, that such execution and delivery has been duly authorized by each respective Board of Directors and that the resolutions previously delivered to the Administrative Agent on February 15, 2000, in connection with the execution and delivery of the Second Amendment are and remain in full force and effect and have not been altered, amended, or repealed in anywise.

          (b) The Agreement as amended by this Amendment and the Loan Documents and each and every other document executed and delivered in connection with this Amendment to which any of the Borrowers or the Parent, or any Subsidiary thereof, is a party constitute the legal, valid and binding obligations of such Person to the extent it is a party thereto, enforceable against such Person in accordance with its respective terms.

          (c) This Amendment does not and will not violate any provisions of the articles or certificate of incorporation or bylaws of any of the Borrowers or the Parent, or any contract, agreement, instrument or requirement of any Governmental Authority to which any such Person is subject. The execution of this Amendment by each of the Borrowers and the Parent will not result in the creation or imposition of any lien upon any properties of any of the Borrowers or the Parent, other than those permitted by the Agreement and this Amendment.

          (d) The execution, delivery and performance by each of the Borrowers and the Parent of this Amendment do not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

          (e) The annual audited consolidated balance sheet of the Parent and the Borrowers as of December 31, 1999, the related consolidated statements of earnings, capital accounts, and cash flows for the quarter then ended which have been furnished to the Administrative Agent, the Issuing Bank and the Banks, fairly present the financial condition of the Parent and the Borrowers as at such date and the results of the operations of the Parent and the Borrowers for the periods ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis, and since December 31, 1999 there has been no material adverse change in such condition or operations.

          (f) Each of the Borrowers and the Parent has performed and complied with all agreements and conditions contained in the Agreement required to be performed or complied with by each such Person prior to or at the time of delivery of this Amendment.

          (g) No Default or Event of Default exists and, after giving effect to this Amendment, no Default or Event of Default will exist and all of the representations and warranties contained in the Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date.

          (h) Nothing in this SECTION 5 of this Amendment is intended to amend any of the representations or warranties contained in the Agreement or of the Loan Documents to which any of the Borrowers or the Parent or any Subsidiary thereof is a party.

     SECTION 6. REFERENCE TO AND EFFECT ON THE AGREEMENT.

          (a) Upon the effectiveness of SECTIONS 1, 2 and 3 hereof, on and after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be a reference to the Agreement as amended hereby.

          (b) Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     SECTION 7. NO WAIVER. Each of the Borrowers and the Parent agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent, the Issuing Bank and the Banks and any such Default or Event or Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

     SECTION 8. COST, EXPENSES AND TAXES. Each of the Borrowers and the Parent agrees to pay on demand all reasonable costs and expenses of the Administrative Agent, the Issuing Bank and the Banks in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including reasonable attorneys' fees and out-of-pocket expenses of the Administrative Agent, the Issuing Bank and the Banks. In addition, each of the Borrowers and the Parent shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save each of the Administrative Agent, the Issuing Bank and the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

     SECTION 9. EXTENT OF AMENDMENTS. Except as otherwise expressly provided herein, the Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Each of the Borrowers and the Parent ratifies and confirms that (a) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement remain in full force and effect, (b) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (c) the Collateral is unimpaired by this Amendment.

     SECTION 10. WAIVERS AND RELEASE OF CLAIMS. As additional consideration for the execution, delivery, and performance of this
Amendment by the parties hereto and to induce each of the Administrative Agent, the Issuing Bank and the Banks to enter into this Amendment, each of the Borrowers and the Parent represents and warrants that none of the Borrowers and the Parent know of any facts, events, statuses or conditions which, either now or with the passage of time or the giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against any of the Administrative Agent, the Issuing Bank and the Banks or any defense, counterclaim or right of setoff to the payment or performance of any obligations or indebtedness of any of the Borrowers or the Parent to any of the Administrative Agent, the Issuing Bank or the Banks, and in the event any such facts, events, statuses or conditions exist or have existed, whether known or unknown, WHETHER DUE TO THE ADMINISTRATIVE AGENT'S, THE ISSUING BANK'S OR ANY BANK'S, ANY OF THEIR REPRESENTATIVE'S, AGENT'S, OFFICER'S, DIRECTOR'S, EMPLOYEE'S, SHAREHOLDER'S, OR SUCCESSOR'S OR ASSIGN'S OWN NEGLIGENCE, each of the
Borrowers and the Parent for each of themselves, their respective Subsidiaries, their respective representatives, agents, officers, directors, employees, shareholders, and successors and assigns (collectively called the "INDEMNIFYING PARTIES"), hereby fully, finally, completely, generally and forever releases, discharges, acquits, and relinquishes the Administrative Agent, the Issuing Bank and each Bank and each of their respective representatives, agents, officers, directors, employees, shareholders, and successors and assigns (collectively called the "INDEMNIFIED PARTIES"), from any and all claims, actions, demands, and causes of action of whatever kind or character, whether joint or several, whether known or unknown, WHETHER DUE TO ANY OF THE INDEMNIFIED PARTIES' OWN NEGLIGENCE, which may have arisen or accrued prior to the date of execution of this Amendment, for any and all injuries, harm, damages, penalties, costs, losses, expenses, attorneys' fees, and/or liabilities whatsoever and whenever incurred or suffered by any of them, including, without limitation, any claim, demand, action, damage, liability, loss, cost, expense, and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from any breach of any duty of loyalty, fair dealing, care, fiduciary duty, or any other duty, confidence, or commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, violations of the racketeer influence and corrupt organizations act, intentional or negligent infliction of distress or harm, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, failure to perform any obligation under any of the Loan Documents, deceptive trade practices, libel, slander, conspiracy, interference with business, usury, strict liability, lender liability, breach of warranty or representation, fraud, or any other claim or cause of action (herein being collectively referred to as "CLAIMS"). IT IS EXPRESSLY AGREED THAT THE CLAIMS RELEASED HEREBY INCLUDE THOSE ARISING FROM OR IN ANY MANNER ATTRIBUTABLE TO THE NEGLIGENCE (SOLE, CONCURRENT, ORDINARY, OR OTHERWISE), OR OTHER TORTIOUS CONDUCT OF ANY OF THE
INDEMNIFIED PARTIES (other than any claims arising solely out of an Indemnified Party's willful misconduct or gross negligence). Notwithstanding any provision of this Amendment or any other Loan Document, this Section shall remain in full force and effect and shall survive the delivery and payment of the Notes, this Amendment and the other Loan Documents and the making, extension, renewal, modification, amendment or restatement of any thereof.

     SECTION 11. INDEMNIFICATION. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce the Administrative Agent, the Issuing Bank and each Bank to enter into this Amendment, the Indemnifying Parties hereby agree to indemnify, hold harmless, and defend each of the Indemnified Parties from and against any and all Claims of any nature or character, at law or in equity, known or unknown, which may have arisen prior to the date hereof, or accrued to, or could be claimed or asserted by, any third party prior to the date hereof, INCLUDING WITHOUT LIMITATION, ANY CLAIMS ARISING OUT OF OR IN ANY MANNER ATTRIBUTABLE TO THE NEGLIGENCE (SOLE, CONCURRENT, ORDINARY OR OTHERWISE), OR OTHER TORTIOUS CONDUCT OF ANY OF THE INDEMNIFIED PARTIES (other than any claims arising solely out of an Indemnified Party's willful misconduct or gross negligence). Notwithstanding any provision of this Amendment or any other Loan Document, this SECTION shall remain in full force and effect and shall survive the delivery and payment of the Notes, this Agreement and the other Loan Documents and the making, extension, renewal, modification, amendment or restatement of any thereof.

     SECTION 12. GRANT AND AFFIRMATION OF SECURITY INTEREST. Each of the Borrowers and the Parent hereby grants a security interest in and lien on the Collateral to secure payment and performance of the Notes and the obligations described in the Agreement and all documents and instruments executed in connection therewith and, each of the Borrowers and the Parent hereby confirms and agrees that any and all liens, security interests and other security or Collateral now or hereafter held by the Administrative Agent for the benefit of, and as representative of, the Issuing Bank and the Banks as security for payment and performance of the Obligations hereby are renewed and carried forth to secure payment and performance of all of the Obligations. The Security Documents are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

     SECTION 13. GUARANTIES. The Parent hereby consents to and accepts the terms and conditions of this Amendment, agrees to be bound by the terms and conditions hereof and ratifies and confirms that its Guaranty, executed and delivered to the Administrative Agent for the benefit of and as representative of each of the Issuing Bank and the Banks on July 19, 1999, guaranteeing payment of the Obligations, is and remains in full force and effect and secures payment of the Obligations, including, among other things, the Notes.

     SECTION 14. EXECUTION AND COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of the signature page of this Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 15.  GOVERNING  LAW.   This Amendment shall be governed by and
construed in accordance with the laws of the State of Texas.

     SECTION 16. HEADINGS. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

     SECTION 17. LOAN DOCUMENTS.  This Amendment is a Loan Document.

     SECTION 18. ARBITRATION. The parties agree to be bound by the terms and provisions of the arbitration provisions set forth in SECTION 33 of the Agreement.

     SECTION 19. NO ORAL AGREEMENTS. THE AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.





     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized.


                                            TRICO MARINE OPERATORS, INC, a
                                            Louisiana corporation



                                            By___________________________
                                            Name:
                                            Title:


                                            TRICO MARINE ASSETS, INC., a
                                            Delaware corporation



                                            By____________________________
                                            Name:
                                            Title:


                                            TRICO MARINE SERVICES, INC, a
                                            Delaware corporation



                                            By____________________________
                                            Name:
                                            Title:



                  [SIGNATURES CONTINUE ON FOLLOWING PAGE]





                                            WELLS FARGO BANK TEXAS, NATIONAL
                                            ASSOCIATION (successor by
                                            consolidation to Wells Fargo Bank
                                            (Texas),  National Association),
                                            individually and as Administrative
                                            Agent


                                            By________________________________
                                            Name:
                                            Title:

                                            WELLS FARGO BANK, N.A., as Issuing
                                            Bank


                                            By________________________________
                                            Name:
                                            Title:




                  [SIGNATURES CONTINUE ON FOLLOWING PAGE]




                                           CHRISTIANIA  BANK OG KREDITKASSE
                                           ASA, NEW YORK BRANCH, individually
                                           and as Documentation Agent


                                           By________________________________
                                           Name:
                                           Title:

                                           By________________________________
                                           Name:
                                           Title:


                  [SIGNATURES CONTINUE ON FOLLOWING PAGE]



                                           BANK ONE LOUISIANA, N.A.,
                                           individually and as Syndication
                                           Agent


                                           By________________________________
                                           Name:
                                           Title:



                  [SIGNATURES CONTINUE ON FOLLOWING PAGE]







                                            HIBERNIA NATIONAL BANK




                                            By_____________________________
                                            Name:
                                            Title:



                             SCHEDULE 3(A)(I)

                                                                   RISK
                                                                RELATING TO
                                                                OUTSTANDING
                                         COMMITMENT OUTSTANDING LETTERS OF
            BANK             COMMITMENT  PERCENTAGE    LOANS      CREDIT
WELLS FARGO BANK TEXAS,      $15,000,000   28.5714%          $0  $45,352.15
NATIONAL ASSOCIATION
(successor by consolidation
to Wells Fargo Bank (Texas),
National Association)

1000 Louisiana, 3rd Floor
Houston, TX  77002
Fax:  (713) 739-1087


CHRISTIANIA BANK OG          $15,000,000   28.5714%          $0  $45,352.15
KREDITKASSE ASA,
NEW YORK BRANCH

11 W. 42nd Street, 7th Floor
New York, NY  10036
Fax:  (212) 827-4888
BANK ONE LOUISIANA, N.A.     $15,000,000   28.5714%          $0  $45,352.15

201 St. Charles Avenue,
29th Floor
New Orleans, LA  70170
Fax:  (504) 623-6555


HIBERNIA NATIONAL BANK        $7,500,000   14.2858%          $0  $22,676.23

313 Carondelet Street
New Orleans, LA  70130
Fax:  (504) 533-5434
TOTAL                        $52,500,000     100.0%          $0 $158,732.68



                            Schedule 3(a)(iii)





                            SCHEDULE 3(A)(III)

                                                                   RISK
                                                                RELATING TO
                                                                OUTSTANDING
                                         COMMITMENT OUTSTANDING LETTERS OF
            BANK             COMMITMENT  PERCENTAGE    LOANS      CREDIT
WELLS FARGO BANK TEXAS,      $15,000,000   33.3333%          $0  $52,910.89
NATIONAL ASSOCIATION
(successor by consolidation
to Wells Fargo Bank (Texas),
National Association)

1000 Louisiana, 3rd Floor
Houston, TX  77002
Fax:  (713) 739-1087
CHRISTIANIA BANK OG          $15,000,000   33.3333%          $0  $52,910.89
KREDITKASSE ASA,
NEW YORK BRANCH

11 W. 42nd Street, 7th Floor
New York, NY  10036
Fax:  (212) 827-4888
BANK ONE LOUISIANA, N.A.     $15,000,000   33.3333%          $0  $52,910.90

201 St. Charles Avenue,
29th Floor
New Orleans, LA  70170
Fax:  (504) 623-6555
TOTAL                        $45,000,000     100.0%          $0 $158,732.68



                            Schedule 3(a)(iii)




                               SCHEDULE 1.1


                BANK                               COMMITMENT    PERCENTAGE
WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION
(successor by consolidation to Wells Fargo Bank   $15,000,000    33.3333%
(Texas), National Association)

1000 Louisiana, 3rd Floor
Houston, TX  77002
Fax:  (713) 739-1087


CHRISTIANIA BANK OG KREDITKASSE ASA,
NEW YORK BRANCH                                   $15,000,000    33.3333%

11 W. 42nd Street, 7th Floor
New York, NY  10036
Fax:  (212) 827-4888


BANK ONE LOUISIANA, N.A.
                                                  $15,000,000    33.3333%
201 St. Charles Avenue, 29th Floor
New Orleans, LA  70170
Fax:  (504) 623-6555

TOTAL                                          $45,000,000.00      100.0%


Address for Notices to Issuing Bank:

Wells Fargo Bank, N.A.

1000 Louisiana, Third Floor
Houston, Texas  77002
Attn:  Frank Schageman, Vice President


                               Schedule 1.1




                               SCHEDULE 9.1

                           EXISTING INDEBTEDNESS

                                      Original Principal
                                        Amount/Maximum       Outstanding
   Description   Obligor(s)               Commitment          Principal       Interest Rate      Maturity Date
   -----------   ----------               ----------          ---------       -------------      -------------
Loan Agreement   Borrower:             NOK125,000,000      NOK125,000,000     NIBOR + 1.1%       June 30, 2003
dated April 18,  Trico Shipping AS
2000, between
Trico Shipping
AS, the banks
and financial    Grantor:
institutions a   Trico Supply, AS
party thereto
and Den norske
Bank ASA (as
Agent)


                               Schedule 9.1